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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 11, 2006

                              TUTOGEN MEDICAL, INC.
               (Exact Name of Registrant as Specified in Charter)

   FLORIDA                    0-16128                            59-3100165
State or Other         (Commission File Number)               (I.R.S. Employer
urisdiction of                                               Identification No.)
ncorporation)
                        13709 PROGRESS BOULEVARD, BOX 19
                             ALACHUA, FLORIDA 32615
               (Address of Principal Executive Offices) (Zip Code)
       Registrant's telephone number, including area code: (386) 462-0402
                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On May 16, 2006, Tutogen Medical, Inc. (the "Company") issued a press release announcing that it is conducting a review of its previously reported financial statements for the fiscal years ended September 30, 2003, 2004, and 2005, and the 2006 first fiscal quarter ended December 31, 2005, as a result of an error discovered by management during the second quarter review in the accounting of actual costs associated with inventory purchased from its German subsidiary. Management presented its findings to the Company's Audit Committee and is continuing to examine the Company's accounting for such transactions. As a result of the Company's ongoing review, the release of the Company's financial results for its second fiscal quarter ended March 31, 2006, will be delayed. For further information, please see Item 4.02(a) below and the text of the press release, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

         This information furnished pursuant to this Item of the Current Report on Form 8-K (including the exhibits hereto) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 4.02 NON-RELIANCE ON PREVIOULSY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

(a) The Company announced on May 16, 2006 that the Audit Committee of the Company's Board of Directors has concluded that the Company will be restating its previously reported financial statements for its fiscal years ended September 30, 2003, 2004 and 2005 and the 2006 first fiscal quarter ended December 31, 2005, as a result of an error discovered by management during the second quarter review in the accounting of actual costs associated with inventory purchased from its German subsidiary. The Audit Committee on May 11, 2006 reached this conclusion after consultation with, and based upon the recommendation of, the Chief Executive Officer and the Chief Financial Officer, and review of the pertinent facts that the Company's financial statements for the fiscal years ended September 30, 2003, 2004, and 2005, and the 2006 first fiscal quarter ended December 31, 2005, should no longer be relied upon and should be restated to correct the accounting error.

         Based on current information, as a result of the error, inventory in each of fiscal years 2003, 2004 and 2005 and the 2006 first fiscal quarter ended December 31, 2006 was overstated by up to $800,000. Additionally, as a result of selling the intercompany inventory at a higher cost than actual, earnings for the cumulative period from October 1, 2003 to December 31, 2005 were understated by approximately $300,000 to $1,000,000. The accounting error is not expected to have an adverse effect on the Company's business outlook for future fiscal periods nor impact the Company's future cash flows from operations.

         The Company has discussed the matters relating to the accounting errors with Deloitte & Touche LLP, the Company's independent registered public accounting firm. The Company is currently reviewing its findings with its present independent public accountants, and intends to file an amended Annual Report on Form 10-K for the fiscal years ended September 30, 2003, 2004, and 2005, and an amended Quarterly Report on Form 10-Q for the first fiscal quarter ended December 31, 2005, with the Securities and Exchange Commission (the "SEC") promptly upon the completion of that review. The Company's financial statements for the years ended September 30, 2003, 2004, and 2005, and the 2006 first fiscal quarter ended December 31, 2005, should not be relied upon until these restated financial statements are filed with the SEC and the restatement information disclosed therein is fully considered. The estimated restatement amounts disclosed above remain unaudited and subject to adjustment.

         Management and the Audit Committee of the Company are evaluating the impact of the restatements of the previously issued financial statements on the Company's assessments of the effectiveness of its internal control over financial reporting as of the applicable periods, including whether a material weakness existed in the Company's internal control over financial reporting for those and other periods, and such assessment will be included in the amendments to the foregoing SEC filings, as appropriate. A material weakness is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. Based on the definition of "material
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weakness" in the Public Company Accounting Oversight Board's Auditing Standard
No. 2, An Audit of Internal Control Over Financial Reporting Performed in Conjunction With an Audit of Financial Statements, restatement of financial statements in prior filings with the SEC is a strong indicator of the existence of a "material weakness" in the design or operation of internal control over financial reporting.

         Statements contained in this document that disclose the Company's or management's intentions, expectations or predictions of the future, including expected restatement adjustments to previously issued financial statements, and possible material weaknesses in internal control over financial reporting are forward-looking statements. The actual amounts and effects of the Company's restatement adjustments, and the number or type of material weaknesses in internal control over financial reporting, and the actual dates for its amended SEC filings, could differ materially from those projected in such forward-looking statements. A copy of the press release relating to the foregoing is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 8.01   OTHER EVENTS.

         On May 16, 2006, the Company announced that Zimmer Holdings, Inc. ("Zimmer") filed an amendment #3 to its Schedule 13D expressing its intention to initiate discussions with the Company that could possibly include further investment by Zimmer in securities of the Company or the acquisition of some or all of the outstanding common stock of the Company. On May 16, 2006, the Company also announced that it has engaged Lehman Brothers Inc. as its financial adviser in conjunction with the Schedule 13D filed by Zimmer. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits.

         99.1     Press Release dated May 16, 2006.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  TUTOGEN MEDICAL, INC.


Dated: May 16, 2006                               /S/ GUY L. MAYER
                                                  ------------------------
                                                  Guy L. Mayer
                                                  Chief Executive Officer

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                                  EXHIBIT INDEX

EXHIBIT NUMBER      DESCRIPTION
--------------      -----------

99.1                Press Release dated May 16, 2006.